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                                                                      Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Alpha-Beta Technology, Inc.'s previously filed Registration Statements, file Nos. 33-56060, 33-64336, 33-71060, 33-83042, 33-95334 and 333-10627.


                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 26, 1997